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                                                                  EXHIBIT 99.01

FOR IMMEDIATE RELEASE

              MICRON ELECTRONICS COMPLETES ACQUISITION OF INTERLAND

             Company Takes On New Name, Stock Symbol & Headquarters

     Transaction Creates the Leading Provider of Business-Class Web Hosting
                         for Small and Medium Businesses

ATLANTA, August 7, 2001 - Micron Electronics, Inc. (formerly Nasdaq: MUEI) late yesterday completed its acquisition of Web hosting company Interland, and officially changed its name to Interland, Inc. The company also announced that effective today, its Nasdaq stock symbol has changed to INLD.

The merger brings together the company's HostPro subsidiary, already the fourth-ranked Web hosting company, with sixth-ranked Interland, vaulting the new combined company to the number two position in terms of total number of Web sites it hosts, and creating the number one provider of business-class Web hosting to small and medium business customers.

"The new Interland is uniquely qualified to meet the Web business needs of small and medium businesses, with the best portfolio of business-class hosting solutions, and the highest level of customer satisfaction in the industry," said Joel J. Kocher, chairman and chief executive officer of Interland. "And the efficiency of our business model, coupled with our very strong financial position, sets us apart from our competitors."

"We launch the new Interland with well over $200 million in cash and cash equivalents on our balance sheet, with more than $27 million in cost synergies already identified, with very low debt, and a clear path to profitability. The new Interland is positioned to lead in a market that is expected to quadruple within the next four years," said Kocher.

The company expects to launch a consolidated and enhanced product line, along with new Web site and advertising campaign, in September. In the meantime, Kocher said, it will continue to sell under both the former Interland and HostPro brands, and all customer contact information remains the same.

In accordance with the March 23 acquisition agreement, stockholders of the former Interland receive 0.861 shares of the new company's common stock for every share they owned of the former Interland. No adjustment to the exchange ratio was required, because Micron exceeded the required $200 million in net available cash at the time of closing.

The new company will have approximately 138 million shares outstanding. The transaction is accounted for as a purchase and is tax-free to Interland stockholders.

The new eight-member Board of Directors includes Joel J. Kocher, chairman; Ken Gavranovic, vice chairman; and directors Steven R. Appleton, John B. Balousek, Robert Lee, Robert Lothrop, Gregg A. Mockenhaupt, and Robert T. Slezak.

The officers of Interland approved by the Board of Directors are Joel J. Kocher, chairman and CEO; Ken Gavranovic, vice chairman and chief technology officer; Mark Alexander, senior vice president of sales and marketing; David Buckel, senior vice president and chief financial officer; Sid Ferrales, senior vice president and chief human resources officer; Nick Farsi, senior vice president and chief information officer; Barbara Gibson, vice president of public relations; Garrett Mullins, vice president of sales and customer service; Cliff Luckey, vice president of engineering and data center operations; and Steve Arnold, vice president and general counsel.

The company headquarters has been relocated to 303 Peachtree Center Ave., Suite 500, Atlanta, GA, 30303. Interland, Inc. (Nasdaq: INLD) is the leading provider of business-class Web hosting solutions for small and medium businesses, offering a broad portfolio of standardized Web hosting, e-commerce, and application hosting

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services, from basic Web sites to managed dedicated hosting solutions. The company manages more than 130,000 business customers and more than 230,000 paid hosted Web sites, making it the second-largest hosting company, in a market projected to reach more than $16.2 billion by 2005. More information about Interland can be found at www.hostpro-interland.com

FORWARD-LOOKING STATEMENTS

Except for the historical information contained on this press release, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: the expected growth opportunities of the Web hosting market; the expected growth of Interland's business, including expectations for more rapid growth when the economy improves; certain expected effects of the merger of Micron Electronics and Interland, including the expected doubling in size of Micron Electronics' hosting business, the expected cash resources of the combined company as of the closing and the achievement of efficiencies and synergies as a result of increased scale; the combined company's intention to drive toward profitability and to take advantage of the consolidating market; the sufficiency of Interland's cash resources; Interland's expectations regarding its future financial results. Actual results may differ materially from those contained in the forward-looking statements on this Web site. Factors which could affect these forward-looking statements include but are not limited to: failure to achieve the expected benefits of the merger due to, for example, larger than expected expenses associated with the integration of Micron Electronics and Interland or lower than expected cost synergies; the ability of Interland to expand its customer base; the ability of Interland to market its services effectively; the risk that the use of the Internet and the Web hosting industry may not continue to grow at the rate currently expected or that use of the Internet may evolve away from a "hosted-site" model to a "shared-file" model; the willingness of small and medium-sized businesses to outsource their Web hosting and applications hosting services; the impact of competition and Interland's ability to respond to competitive developments; customer acceptance of new products and services and new versions of existing products; the risk of delay in product development and release dates; risks that Interland may experience difficulties in developing and marketing Internet applications services in the future; risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration; risks associated with attracting, retaining and motivating qualified personnel; the ability to continue to grow Interland's infrastructure to accommodate additional customers and increased use of its network bandwidth or alternatively Interland's ability to efficiently utilize current infrastructures and resources in light of shifting hosting paradigms (dedicated and co-location shifting to shared); the ability to expand Interland's channels of distribution; risks associated with the possible assertion of intellectual property rights by third parties; the ability to achieve expected operating efficiencies in connection with the Interland merger, the ability to operate within budgeted expense levels, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability of the combined company to expand its customer base, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses, customer acceptance of new products and services, investments in new business opportunities and the impact of liabilities that could carry over from Micron Electronics' discontinued operations. Certain of these and other risks associated with Interland's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors should not place undue reliance on these forward-looking statements.

CONTACTS:
Kelly Kenneally
Media Relations
208.493.2118

Erik Heinicke
Investor and Analyst Relations
415.717.9470

Allan Schoenberg
Internet Security Systems
312-559-2365
aschoenberg@iss.net